T. Rowe Price Emerging Markets Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

On or around September 27, 2024, the T. Rowe Price Institutional Emerging Markets Bond Fund (“Institutional Fund”) is expected to reorganize into the I Class of the T. Rowe Price Emerging Markets Bond Fund (“Fund”). In order to ensure that Institutional Fund shareholders will not pay more in fees than are payable under the current Institutional Fund’s fee structure, effective September 1, 2024, T. Rowe Price has agreed to permanently limit the overall management fees that may be paid to T. Rowe Price by the Fund to the current management fee rate of the Institutional Fund (0.70% based on the Fund’s average daily net assets) and to permanently reduce the Fund’s I Class operating expense limitation to 0.00%.

Accordingly, effective September 1, 2024, the fee table and expense example in the Fund’s Summary Prospectus and Section 1 of the Fund’s Prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class	Advisor Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%	0.70%	0.70%

Distribution and service (12b-1) fees	—	—	0.25	—

Other expenses	0.28	0.06 [b]	0.72	0.02

Total annual fund operating expenses	0.98	0.76	1.67	0.72

Fee waiver/expense reimbursement	—	(0.06)[b,c]	(0.52)[d]	(0.72)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.98	0.70 [b,c]	1.15 [d]	0.00 [e]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]

T. Rowe Price Associates, Inc., has contractually agreed to permanently pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.00% of the class’ average daily net assets. The agreement may only be terminated with approval by the fund’s Board of Directors and shareholders.

[c]	Restated to reflect current fees.

[d]

T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2026) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. The agreement may only be terminated at any time after April 30, 2026, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 1.15%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

[e]

T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$100	$312	$542	$1,201
I Class	72	224	390	871
Advisor Class	117	422	807	1,886
Z Class	0	0	0	0

In addition, effective September 1, 2024, the disclosure under “The Management Fee” in Section 2 of the Fund’s prospectus is supplemented with the following:

T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.70% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is May 9, 2024.

F110-041 5/9/24